Exhibit 99.1

Easterly Acquisition Corp.

Balance Sheet

August 4, 2015

Easterly Acquisition Corp.

Table of Contents

August 4, 2015

Page(s)

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to Balance Sheet	F4–12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders’

of Easterly Acquisition Corp.

We have audited the accompanying balance sheet of Easterly Acquisition Corp. (the “Company”) as of August 4, 2015. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Easterly Acquisition Corp. as of August 4, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY

August 10, 2015

Easterly Acquisition Corp.

Balance Sheet

August 4, 2015

ASSETS
Current assets
Cash	$1,306,383
Prepaid expenses	19,600
Total current assets	1,325,983
Cash held in Trust Account	200,000,000
Total assets	$201,325,983

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accrued offering costs	$37,500
Advance from related party for offering costs	33,538
Total current liabilities	71,038
Deferred underwriting fee	7,000,000
Total liabilities	7,071,038
COMMITMENTS AND CONTINGENCIES
Common stock, subject to possible redemption or tender, 18,925,494 shares at redemption value	189,254,940
Stockholders' equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Common stock, $.0001 par value; 100,000,000 shares authorized; 6,074,506 shares issued and outstanding	607
Additional paid-in capital	5,002,308
Accumulated deficit	(2,910)
Total stockholders' equity	5,000,005
Total liabilities and stockholders' equity	$201,325,983

The accompanying notes are an integral part of this balance sheet.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

1.	Organization and Business Operations

Incorporation

Easterly Acquisition Corp. (the "Company") was incorporated in Delaware on April 29, 2015.

Sponsor

The Company's sponsor is Easterly Acquisition Sponsor, LLC, a Delaware limited liability company (the "Sponsor").

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses that it has not yet identified (“Business Combination”). The Company has neither commenced operations nor generated any revenues to date.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its initial public offering of Units (as defined in Note 3 below) (the “Public Offering”), although substantially all of the net proceeds of the Public Offering and the private placement of warrants (as described in Note 4, below, the “Private Placement” and such warrants issued in connection with the Private Placement, the “Private Placement Warrants”) are intended to be generally applied toward completing a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

Financing

The registration statement for the Company’s Public Offering was declared effective on July 29, 2015. On July 29, 2015, the Company filed a new registration statement to increase the size of the Public Offering by 20% pursuant to Rule 462(b) under the Securities Act of 1933, as amended. On August 4, 2015, the Company consummated the Public Offering and received proceeds net of the underwriter’s discount of $195,000,000 and simultaneously received $6,750,000 from the issuance of 6,750,000 Private Placement Warrants.

Trust Account

$200,000,000 of the proceeds from the Public Offering and Private Placement, which were deposited into a segregated Trust Account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”), may be invested only in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds that invest solely in United States Treasuries that are compliant with of Rule 2a-7 under the Investment Company Act.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

The Company amended and restated its certificate of incorporation on July 28, 2015 to provide that, except for the withdrawal of interest to pay franchise and income taxes, if any, that none of the funds held in trust (including the interest on such funds) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination, (ii) the redemption of the Public Shares (as defined in Note 3) if the Company is unable to complete a Business Combination within 24 months from the closing of the Proposed Offering (subject to the requirements of applicable law) and (iii) the redemption of shares in connection with a vote seeking to amend Section 9.2(d) of our amended and restated certificate of incorporation in a manner that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 24 months from the closing of this offering.

In order to protect the amounts held in the Trust Account, three managing directors of Easterly Capital, LLC, an affiliate of the Company and the Sponsor (the “Managing Directors”) agreed pursuant to a written agreement executed on July 29, 2015, jointly and severally, that they will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the trust account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Proposed Offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, then the Managing Directors will not be responsible to the extent of any liability for such third-party claims.

Business Combination

The Company, prior to the consummation of a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of an initial Business Combination, including interest earned on the funds and not previously released to the Company to pay franchise and income taxes, or (ii) provide public stockholders with the opportunity to tender their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, less franchise and income taxes payable from such interest. The decision as to whether the Company will seek stockholder approval of the Business Combination or conduct a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its Public Shares (as defined in Note 3) in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Business Combination, and instead may search for an alternate Business Combination.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

Shares of common stock subject to redemption or tender will be recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 480, “Distinguishing Liabilities from Equity.” The amount in the Trust Account is initially anticipated to be $10.00 per share of common stock sold in the Public Offering ($200,000,000 held in the Trust Account divided by 20,000,000 of Public Shares).

The Company will only have 24 months from the closing of the Public Offering to complete its initial Business Combination. If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable) divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s Units are listed on the Nasdaq Capital Markets (“Nasdaq”). If the Company is able to maintain the listing of the securities on NASDAQ, the NASDAQ rules will require that the initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of the Company signing a definitive agreement in connection with its initial Business Combination. The Company intends to fulfill the requirements of this NASDAQ rule even if the securities are not listed on NASDAQ at the relevant time.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in the Company’s periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

2.	Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. At August 4, 2015, the Company had cash deposits in excess of the maximum amounts insured by the Federal Deposit Insurance Corporation limits. At August 4, 2015, the Company’s cash (inclusive of the Trust Account) is held at two financial institutions. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Accrued Offering Costs

At August 4, 2015, accrued offering costs consisted of printing costs, professional fees and travel expenses incurred through the balance sheet date that are related to the offering and were charged to capital at the time of closing.

Use of Estimates

The preparation of the balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no uncertain tax benefits as of August 4, 2015. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at August 4, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The income tax provision was deemed to be immaterial as of August 4, 2015.

Recent Accounting Pronouncements

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management will be required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company will adopt the methodologies prescribed by ASU 2014-15 by the date required, and does not anticipate that the adoption of ASU 2014-15 will have a material effect on its financial position or results of operations.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s balance sheet.

3.	Public Offering

Public Units

Pursuant to the Public Offering on August 4, 2015, the Company sold 20,000,000 units at a price of $10.00 per unit (the “Units”), including 2,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option, generating gross proceeds of $200,000,000. On July 29, 2015, the underwriters in the Public Offering indicated to the Company that they will not be exercising the remaining portion of the over-allotment option. The common stock and warrants comprising the Units will begin separate trading on the 52nd day following the closing of the Public Offering unless Citigroup Global Markets Inc. informs the Company of its decision to allow earlier separate trading, subject to the Company having filed the Current Report on Form 8-K and having issued a press release announcing when such separate trading will begin. Once the shares of common stock and warrants commence separate trading, holders will have the option to continue to hold Units or separate their Units into the component securities. Each Unit consists of one share of the Company’s common stock (“Public Shares”), $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. Each Public Warrant will become exercisable on the later of 30 days after the completion of an initial Business Combination or 12 months from the closing of the Public Offering, and will expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. If the Company does not complete its initial Business Combination on or prior to the 24-month period allotted to complete the Business Combination, the Public Warrants will expire worthless at the end of such period. At August 4, 2015, there are 16,750,000 warrants outstanding, which include 6,750,000 warrants purchased by the initial stockholders and 10,000,000 warrants purchased in connection with the sale of Units related to the Public Offering.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

The Public Warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and the Company. The Company did not register the shares of common stock issuable upon exercise of the Public Warrants under the Securities Act or any state securities. The Company will use its best efforts to file a new registration statement for the shares of common stock issuable upon exercise of the Public Warrants under the Securities Act, following the completion of its initial Business Combination. Notwithstanding the above, if the common stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement or register or qualify the shares under applicable state securities laws.

Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants (except as described herein with respect to the Private Placement Warrants discussed in Note 4) i. in whole and not in part, ii. at a price of $0.01 per warrant; iii. upon a minimum of 30 days’ prior written notice of redemption; and if, and only if, the last sale price of our common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company send the notice of redemption to the Public Warrant holders.

The Company will not redeem the Public Warrants unless an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants is effective and a current prospectus relating to those shares of common stock is available throughout the 30-day redemption period, except if the Public Warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the Public Warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities law.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering their Public Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of the number of shares of common stock underlying the warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

In no event will the Company be required to net cash settle any Public Warrant, or issue securities or other compensation in exchange for the Public Warrants in the event that the Company is unable to register or qualify the shares underlying the Public Warrants under applicable state securities laws.

4.	Related Party Transactions

Founder Shares

On May 4, 2015, the Sponsor purchased 4,312,500 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or approximately $.006 per share. On July 29, 2015, the Company’s Board of Directors effected a stock dividend of 0.2 shares for each outstanding share of common stock, resulting in 5,175,000 Founder Shares outstanding. On July 30, 2015, the underwriters exercised part of their over-allotment option resulting in 20,000,000 Units issued as a result of the Public Offering. As a result of the commitment by the underwriters to forego the remaining portion of the over-allotment, the Company’s Initial Stockholders will be required to forfeit an aggregate of 175,000 Founder Shares. The Sponsor and its permitted transferees, which are referred to as the initial stockholders, own 20% of the Company’s issued and outstanding shares.

The Founder Shares are identical to the common stock included in the Units sold in the Public Offering except that 1) the Founder Shares are subject to certain restrictions, as described in more detail below, and 2) the initial stockholders have agreed (i) to waive their redemption rights with respect to their Founder Shares in connection with the completion of the initial Business Combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if the Company fails to complete its initial Business Combination within 24 months from the closing of the Public Offering (although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its Business Combination within the prescribed time frame). If the Company submits its initial Business Combination to the public stockholders for a vote, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the initial Business Combination.

Our initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until one year after the date of the consummation of the initial Business Combination or earlier if subsequent to our initial Business Combination, (i) the last sale price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

The Sponsor purchased from the Company an aggregate of 6,750,000 Private Placement Warrants, each exercisable to purchase one share of the Company’s common stock at $11.50 per share, at a price of $1.00 per Private Placement Warrant ($6,750,000 in the aggregate) in a Private Placement that occurred simultaneously with the closing of the Public Offering. The proceeds from the sale of the Private Placement Warrants was added to the proceeds from the Public Offering to be held in the Trust Account. If the Company does not complete an initial Business Combination within 24 months from the closing of the Public Offering, to the degree that any proceeds remain, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants are identical to the Public Warrants sold as part of the Units in the Public Offering except that, so long as they are held by the Sponsor or its permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial Business Combination and (iii) they may be exercised by the holders on a cashless basis.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

The holders of the Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans, discussed below, will have registration rights to require the Company to register a sale of any of the securities held by them pursuant to a registration rights agreement to be signed prior to or on the effective date of the Public Offering. The holders of the majority of these securities will be entitled to make up to three demands, excluding short form registration demands, that the Company register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include such securities in other registration statements filed by the Company and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period.

Administrative Service Agreement

The Company entered into an agreement to pay Easterly Capital, LLC, a total of $10,000 per month starting on July 29, 2015 and continuing until the earlier of the Company’s initial business combination or liquidation for office space, utilities, secretarial support and administrative services. This arrangement was agreed to for the Company’s benefit and is not intended to provide the Sponsor compensation in lieu of salary or other remuneration. Upon completion of the Company’s initial Business Combination or its liquidation, the Company will cease paying these monthly fees.

Related Party Advance

Prior to the closing of the Public Offering, an affiliate of the Sponsor advanced an aggregate of $12,500 directly to a Company’s vendor for costs associated with the Public Offering. The advance was non-interest bearing, unsecured and due on demand. This advance was repaid in full on the closing of the Public Offering. Additionally, prior to the closing of the Public Offering, an affiliate of the Sponsor advanced $33,538 related to offering expenses. The advance is non-interest bearing, unsecured and due on demand.

Sponsor Loans

Prior to the closing of the Public Offering, the Sponsor had loaned the Company $100,000 to be used for a portion of the expenses of the Public Offering. This loan was non-interest bearing, unsecured and due at the earlier of May 31, 2016 or the closing of the Public Offering. This loan was repaid in full on the closing of the Public Offering.

Easterly Acquisition Corp.

Notes to Balance Sheet

August 4, 2015

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes the initial Business Combination, the Company would repay such loaned amounts out of the proceeds of the Trust Account released. Otherwise, such loans would be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used to repay such loaned amounts. Up to $1,000,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants issued to the Sponsor. The terms of such loans by the Sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. The Company does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as the Company does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.

5.	Commitments and Contingencies

The underwriters are entitled to underwriting commissions of 6.0%, of which 2.5% ($5,000,000) was paid at the closing of the Public Offering, and 3.5% ($7,000,000) is deferred. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. The underwriters are not entitled to any interest accrued on the deferred underwriting discounts and commissions.

6.	Equity

The Company is authorized to issue up to 100,000,000 shares of common stock with a par value $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At August 4, 2015, there were 25,000,000 shares of common stock issued and outstanding.

The Company is authorized to issue up to 1,000,000 shares of preferred stock with a par value $0.0001 per share. At August 4, 2015 there were no shares of preferred stock issued and outstanding.

7.	Subsequent Events

Management has performed an evaluation of subsequent events through August 10, 2015, the date of issuance of the balance sheet, noting no items which require adjustment or disclosure.